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                                                                     Exhibit 4.3

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                     CHASE MANHATTAN AUTO OWNER TRUST 2003-C



                       Class A-1 1.14% Asset Backed Notes
                       Class A-2 1.60% Asset Backed Notes
                       Class A-3 2.26% Asset Backed Notes
                       Class A-4 2.94% Asset Backed Notes




                                   -----------



                                    INDENTURE



                          Dated as of December 9, 2003



                                   ----------



                Wells Fargo Bank Minnesota, National Association

                              as Indenture Trustee



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



                                Table of Contents

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                                                      ARTICLE I

                                     DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1           Definitions........................................................................2
         SECTION 1.2           Incorporation by Reference of Trust Indenture Act..................................2
         SECTION 1.3           Usage of Terms.....................................................................2
         SECTION 1.4           Calculations of Interest...........................................................3

                                                     ARTICLE II

                                                      THE NOTES

         SECTION 2.1           Form...............................................................................3
         SECTION 2.2           Execution, Authentication and Delivery.............................................3
         SECTION 2.3           Temporary Notes....................................................................4
         SECTION 2.4           Registration of Transfer and Exchange..............................................4
         SECTION 2.5           Mutilated, Destroyed, Lost or Stolen Notes.........................................6
         SECTION 2.6           Persons Deemed Owner...............................................................7
         SECTION 2.7           Payment of Principal and Interest; Defaulted Interest..............................7
         SECTION 2.8           Cancellation.......................................................................8
         SECTION 2.9           Release of Collateral..............................................................8
         SECTION 2.10          Book-Entry Notes...................................................................8
         SECTION 2.11          Notices to Clearing Agency.........................................................9
         SECTION 2.12          Definitive Notes...................................................................9
         SECTION 2.13          Authenticating Agent..............................................................10
         SECTION 2.14          Appointment of Paying Agent.......................................................11

                                                     ARTICLE III

                                                      COVENANTS

         SECTION 3.1           Payment of Principal and Interest.................................................12
         SECTION 3.2           Maintenance of Office or Agency...................................................13
         SECTION 3.3           Money for Payments To Be Held in Trust............................................13
         SECTION 3.4           Existence.........................................................................14
         SECTION 3.5           Protection of Trust Estate........................................................14
         SECTION 3.6           Opinions as to Trust Estate.......................................................14
         SECTION 3.7           Performance of Obligations; Servicing of Receivables..............................15
         SECTION 3.8           Negative Covenants................................................................16
         SECTION 3.9           Annual Statement as to Compliance.................................................16
         SECTION 3.10          The Issuer May Consolidate, Etc. Only on Certain Terms............................17

                                          ii
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         SECTION 3.11          Successor or Transferee...........................................................18
         SECTION 3.12          No Other Business.................................................................19
         SECTION 3.13          No Borrowing......................................................................19
         SECTION 3.14          Servicer's Obligations............................................................19
         SECTION 3.15          Guarantees, Loans, Advances and Other Liabilities.................................19
         SECTION 3.16          Capital Expenditures..............................................................19
         SECTION 3.17          Restricted Payments...............................................................19
         SECTION 3.18          Notice of Events of Default.......................................................20
         SECTION 3.19          Further Instruments and Acts......................................................20

                                                     ARTICLE IV

                                             SATISFACTION AND DISCHARGE

         SECTION 4.1           Satisfaction and Discharge of Indenture...........................................20
         SECTION 4.2           Application of Trust Money........................................................21
         SECTION 4.3           Repayment of Moneys Held by Paying Agent..........................................21
         SECTION 4.4           Duration of the Position of the Indenture Trustee for the Benefit of
                               Certificateholders................................................................21

                                                      ARTICLE V

                                                      REMEDIES

         SECTION 5.1           Events of Default.................................................................22
         SECTION 5.2           Acceleration of Maturity; Rescission and Annulment................................23
         SECTION 5.3           Collection of Indebtedness and Suits for Enforcement by the Indenture
                               Trustee...........................................................................23
         SECTION 5.4           Remedies; Priorities..............................................................25
         SECTION 5.5           Optional Preservation of the Receivables..........................................26
         SECTION 5.6           Limitation of Suits...............................................................26
         SECTION 5.7           Unconditional Rights of Noteholders To Receive Principal and Interest.............27
         SECTION 5.8           Restoration of Rights and Remedies................................................27
         SECTION 5.9           Rights and Remedies Cumulative....................................................27
         SECTION 5.10          Delay or Omission Not a Waiver....................................................28
         SECTION 5.11          Control by Noteholders............................................................28
         SECTION 5.12          Waiver of Past Defaults...........................................................28
         SECTION 5.13          Undertaking for Costs.............................................................29
         SECTION 5.14          Waiver of Stay or Extension Laws..................................................29
         SECTION 5.15          Action on Notes...................................................................29
         SECTION 5.16          Performance and Enforcement of Certain Obligations................................30


                                          iii
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                                                     ARTICLE VI

                                                THE INDENTURE TRUSTEE

         SECTION 6.1           Duties of the Indenture Trustee...................................................30
         SECTION 6.2           Rights of the Indenture Trustee...................................................32
         SECTION 6.3           Individual Rights of the Indenture Trustee........................................33
         SECTION 6.4           The Indenture Trustee's Disclaimer................................................33
         SECTION 6.5           Notice of Defaults................................................................33
         SECTION 6.6           Reports by the Indenture Trustee to Holders.......................................33
         SECTION 6.7           Compensation and Indemnity........................................................33
         SECTION 6.8           Replacement of the Indenture Trustee..............................................34
         SECTION 6.9           Successor Indenture Trustee by Merger.............................................35
         SECTION 6.10          Appointment of Co-Indenture Trustee or Separate Indenture Trustee.................35
         SECTION 6.11          Eligibility; Disqualification.....................................................37
         SECTION 6.12          Preferential Collection of Claims Against the Issuer..............................37

                                                     ARTICLE VII

                                           NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.1           The Issuer To Furnish the Indenture Trustee Names and Addresses of the
                               Noteholders.......................................................................37
         SECTION 7.2           Preservation of Information; Communications to the Noteholders....................37
         SECTION 7.3           Reports by the Issuer.............................................................38
         SECTION 7.4           Reports by the Indenture Trustee..................................................38

                                                    ARTICLE VIII

                                        ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.1           Collection of Money...............................................................38
         SECTION 8.2           Trust Accounts....................................................................39
         SECTION 8.3           General Provisions Regarding Trust Accounts.......................................40
         SECTION 8.4           Release of Trust Estate...........................................................40
         SECTION 8.5           Opinion of Counsel................................................................41


                                          iv
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                                                     ARTICLE IX

                                               SUPPLEMENTAL INDENTURES

         SECTION 9.1           Supplemental Indentures Without Consent of Noteholders............................41
         SECTION 9.2           Supplemental Indentures with Consent of the Noteholders...........................42
         SECTION 9.3           Effect of Supplemental Indenture..................................................44
         SECTION 9.4           Conformity with Trust Indenture Act...............................................44
         SECTION 9.5           Reference in Notes to Supplemental Indentures.....................................44
         SECTION 9.6           Execution of Supplemental Indentures..............................................44

                                                      ARTICLE X

                                                 PREPAYMENT OF NOTES

         SECTION 10.1          Prepayment........................................................................45
         SECTION 10.2          Form of Notice of Prepayment......................................................45
         SECTION 10.3          Notes Payable.....................................................................45

                                                     ARTICLE XI

                                                    MISCELLANEOUS

         SECTION 11.1          Compliance Certificates and Opinions, etc.........................................46
         SECTION 11.2          Form of Documents Delivered to the Indenture Trustee..............................47
         SECTION 11.3          Actions of Noteholders............................................................48
         SECTION 11.4          Notices, etc., to the Indenture Trustee, the Issuer, and Rating Agencies..........49
         SECTION 11.5          Notices to Noteholders; Waiver....................................................49
         SECTION 11.6          Alternate Payment and Notice Provisions...........................................50
         SECTION 11.7          Conflict with Trust Indenture Act.................................................50
         SECTION 11.8          Effect of Headings and Table of Contents..........................................50
         SECTION 11.9          Successors and Assigns............................................................50
         SECTION 11.10         Separability......................................................................50
         SECTION 11.11         Benefits of Indenture.............................................................51
         SECTION 11.12         Legal Holidays....................................................................51
         SECTION 11.13         GOVERNING LAW.....................................................................51
         SECTION 11.14         Counterparts......................................................................51
         SECTION 11.15         Recording of Indenture............................................................51
         SECTION 11.16         Trust Obligation..................................................................51
         SECTION 11.17         No Petition.......................................................................51
         SECTION 11.18         Inspection........................................................................52


                                          v
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         Exhibit A         -        Schedule of Receivables
         Exhibit B         -        Form of Class A-1 Note
         Exhibit C         -        Form of Class A-2 Note
         Exhibit D         -        Form of Class A-3 Note
         Exhibit E         -        Form of Class A-4 Note
         Exhibit F         -        Form of Note Depository Agreement



                                          vi
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
                                     CROSS REFERENCE TABLE(1)

         TIA Section                                                             Indenture Section
         -----------                                                             -----------------

         310  (a)(1).............................................................       6.11
              (a)(2).............................................................       6.11
              (a)(3).............................................................       6.10
              (a)(4).............................................................      N.A.2
              (a)(5).............................................................       6.11
              (b)................................................................       6.8; 6.11
              (c)................................................................      N.A.
         311  (a)................................................................       6.12
              (b)................................................................       6.12
              (c)................................................................      N.A.
         312  (a)................................................................       7.1; 7.2
              (b)................................................................       7.2
              (c)................................................................       7.2
         313  (a)................................................................       7.4
              (b)(1).............................................................       7.4
              (b)(2).............................................................       7.4
              (c)................................................................       7.4
              (d)................................................................       7.4
         314  (a)................................................................       3.9, 7.3
              (b)................................................................       3.6
              (c)(1).............................................................      11.1
              (c)(2).............................................................      11.1
              (c)(3).............................................................      11.1
              (d)................................................................      11.1
              (e)................................................................      11.1
              (f)................................................................      N.A.
         315  (a)................................................................       6.1
              (b)................................................................       6.5; 11.5
              (c)................................................................       6.1
              (d)................................................................       6.1
              (e)................................................................       5.13
         316  (a) (last sentence)................................................       1.1
              (a)(1)(A)..........................................................       5.11
              (a)(1)(B)..........................................................       5.12
              (a)(2).............................................................      N.A.

---------------
(1) Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

(2)  N.A. means Not Applicable.

                                       i
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

         TIA Section                                                             Indenture Section
         -----------                                                             -----------------


              (b)................................................................       5.7
              (c)................................................................      N.A.
         317  (a)(1).............................................................       5.3
              (a)(2).............................................................       5.3
              (b)................................................................       3.3
         318  (a)................................................................      11.7

                  INDENTURE dated as of December 9, 2003, between CHASE MANHATTAN AUTO OWNER TRUST 2003-C, a Delaware statutory trust (the "Issuer"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, solely as trustee and not in its individual capacity (the "Indenture Trustee").

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Class A-1 1.14% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 1.60% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 2.26% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 2.94% Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes"):



                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in, to and under (a) the Receivables listed in the Schedule of Receivables attached hereto as Exhibit A, which is incorporated by reference herein, all proceeds thereof and all amounts and monies received thereon on and after the Cutoff Date (including proceeds of the repurchase of Receivables by the Seller pursuant to Section 3.2 of the Sale and Servicing Agreement or the purchase of Receivables by the Servicer pursuant to Section 4.6 or 9.1 of the Sale and Servicing Agreement); (b) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables and in any repossessed Financed Vehicles; (c) Liquidation Proceeds and in any proceeds of any extended warranties, theft and physical damage, guaranteed auto protection, credit life or credit disability policies relating to the Financed Vehicles or the Obligors; (d) any proceeds from Dealer repurchase obligations relating to the Receivables; (e) the Trust Accounts and funds on deposit from time to time in the Trust Accounts (including without limitation the Reserve Account Initial Deposit and the Yield Supplement Account Initial Deposit), and in all investments and proceeds thereof (but excluding all investment income on funds on deposit in the Collection Account); (f) the Sale and Servicing Agreement; and (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, contract rights, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

                  The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes and (only to the extent expressly provided herein) Holders of the Certificates may be adequately and effectively protected.

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1 Definitions.Capitalized terms are used in this Indenture as defined in Section 1.1 to the Sale and Servicing Agreement dated as of December 9, 2003, between the Issuer and Chase Manhattan Bank USA, National Association, as Seller and Servicer (the "Sale and Servicing Agreement").

SECTION 1.2 .Incorporation by Reference of Trust Indenture Act.Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

SECTION 1.3 Usage of Terms.With respect to all terms in this Indenture, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Indenture; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation." All references herein to Articles, Sections, Subsections and Exhibits are references to Articles, Sections, Subsections and Exhibits contained in or attached to this Indenture unless otherwise specified, and each such Exhibit is part of the terms of this Indenture.

SECTION 1.4 Calculations of Interest.All calculations of interest made hereunder shall be made on the basis of a year of 360 days of twelve 30-day months, other than the calculation of interest accrued on the Class A-1 Notes at the Class A-1 Interest Rate, which will be calculated on the basis of a 360-day year based upon the actual number of days elapsed.

                                   ARTICLE II

                                    THE NOTES

                  SECTION 2.1 Form.The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, in each case together with the Indenture Trustee's or Authenticating Agent's certificate of authentication, shall be in substantially the forms set forth in Exhibits B, C, D and E, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined to be appropriate by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples thereof (except, if applicable, for one Note representing a residual portion of each class which may be issued in a denomination other than an integral multiple of $1,000).

                  Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the date of authentication and delivery of such Notes or did not hold such offices at such date. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee or an Authenticating Agent by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. The terms of the Notes set forth in Exhibits B, C, D and E are part of the terms of this Indenture.

                  The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  SECTION 2.2 Execution, Authentication and Delivery.The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers or by any other authorized signatory of the Issuer. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  The Indenture Trustee shall, upon written order of the Seller, authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $212,000,000, Class A-2 Notes for original issue in an aggregate principal amount of $286,000,000, Class A-3 Notes for original issue in the aggregate principal amount of $234,000,000 and Class A-4 Notes for original issue in the aggregate principal amount of $243,000,000. The respective aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes outstanding at any time may not exceed such amounts, except as provided in Section 2.5.

                  SECTION 2.3 Temporary Notes.Pending the preparation of Definitive Notes, the Issuer may execute, and at the direction of the Issuer, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                  SECTION 2.4 Registration of Transfer and Exchange.The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of the Notes and the registration of transfers of the Notes. JPMorgan Chase Bank shall initially be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. In the event that, subsequent to the date of issuance of the Notes, JPMorgan Chase Bank notifies the Indenture Trustee that it is unable to act as Note Registrar, the Indenture Trustee shall act, or the Indenture Trustee shall, with the consent of the Issuer, appoint another bank or trust company, having an office or agency located in the City of New York and which agrees to act in accordance with the provisions of this Indenture applicable to it, to act, as successor Note Registrar under this Indenture.

                  The Indenture Trustee may revoke such appointment and remove JPMorgan Chase Bank as Note Registrar if the Indenture Trustee determines in its sole discretion that JPMorgan Chase Bank failed to perform its obligations under this Indenture in any material respect. JPMorgan Chase Bank shall be permitted to resign as Note Registrar upon 30 days' written notice to the Indenture Trustee, the Seller and the Servicer; provided, however, that such resignation shall not be effective and JPMorgan Chase Bank shall continue to perform its duties as Note Registrar until the Indenture Trustee has appointed a successor Note Registrar with the consent of the Issuer.

                  If a Person other than the Indenture Trustee is appointed by the Issuer as the Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

                  An institution succeeding to the corporate agency business of the Note Registrar shall continue to be the Note Registrar without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Note Registrar.

                  The Note Registrar shall maintain in the City of New York an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange. The Note Registrar initially designates its corporate trust office located at 450 West 33rd Street, New York, New York 10001-2697 as its office for such purposes. The Note Registrar shall give prompt written notice to the Indenture Trustee, the Seller, the Servicer and to the Noteholders of any change in the location of such office or agency.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the Relevant UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate and (if the Note Registrar is different than the Indenture Trustee, then the Note Registrar shall) deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount.

                  At the option of the Holder, the Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the Relevant UCC are met, the Issuer shall execute and the Indenture Trustee shall authenticate and (if the Note Registrar is different than the Indenture Trustee, then the Note Registrar shall) deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of the Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and (ii) accompanied by such other documents as the Indenture Trustee may require. Each Note surrendered for registration of transfer or exchange shall be cancelled by the Note Registrar and disposed of by the Indenture Trustee or Note Registrar in accordance with its customary practice.

                  No service charge shall be made to a Holder for any registration of transfer or exchange of the Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.5 not involving any transfer.

                  The preceding provisions of this section notwithstanding, the Issuer shall not be required to make, and the Note Registrar need not register, transfers or exchanges of any Note for a period of 15 days preceding the due date for any payment in full with respect to such Note.

                  SECTION 2.5 Mutilated, Destroyed, Lost or Stolen Notes.If (i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Note Registrar and the Indenture Trustee such security or indemnity as may be required by them to hold the Issuer, the Note Registrar and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, and provided that the requirements of Section 8-405 of the Relevant UCC are met, the Issuer shall execute and the Indenture Trustee or an Authenticating Agent shall authenticate and (if the Note Registrar is different from the Indenture Trustee, the Note Registrar shall) deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like class, tenor and denomination; provided that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Note Registrar and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Note Registrar or the Indenture Trustee in connection therewith.

                  Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  Every replacement Note issued pursuant to this Section 2.5 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.6 Persons Deemed Owner.Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Note Registrar and any agent of the Issuer, the Indenture Trustee or the Note Registrar may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and neither the Issuer, the Indenture Trustee or the Note Registrar nor any agent of the Issuer, the Indenture Trustee or the Note Registrar shall be bound by notice to the contrary.

                  SECTION 2.7 Payment of Principal and Interest; Defaulted Interest.(a) The Notes shall accrue interest as provided in the forms of the Class A-1 Note, the Class A-2 Note, the Class A-3 Note and the Class A-4 Note set forth in Exhibits B, C, D and E, respectively, and such interest shall be payable on each Payment Date as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the preceding Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to the Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Note on a Payment Date or on a Note Final Scheduled Payment Date which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

                  (b) The principal of each Note shall be payable in installments no later than 12 noon, New York City time, on each Payment Date as provided in the forms of the Class A-1 Note, the Class A-2 Note, the Class A-3 Note and the Class A-4 Note, set forth in Exhibits B, C, D and E, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of the Notes representing a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be (i) transmitted by facsimile on such Record Date if Book-Entry Notes are outstanding or (ii) mailed as provided in
Section 10.2 not later than three Business Days after such Record Date if Definitive Notes are outstanding and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

                  SECTION 2.8 Cancellation.All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly cancelled by the Note Registrar. The Issuer may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Note Registrar in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct that they be destroyed or returned to it; provided that such direction is timely and the Notes have not been previously disposed of by the Note Registrar.

                  SECTION 2.9 Release of Collateral.Subject to Section 11.1, the Indenture Trustee shall release property from the lien of this Indenture only upon request of the Issuer accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with the TIA ss.ss.314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                  SECTION 2.10 Book-Entry Notes.The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company (the initial Clearing Agency) by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in
Section 2.12. Unless and until Definitive Notes have been issued to Note Owners pursuant to Section 2.12:

                  (a) the provisions of this Section shall be in full force and effect;

                  (b) the Note Registrar, the Paying Agent and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

                  (c) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (d) the rights of the Note Owners shall be exercised only through the Clearing Agency (or to the extent the Note Owners are not Clearing Agency Participants, through the Clearing Agency Participants through which such Note Owners own Book-Entry Notes) and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Indenture to actions by the Noteholders shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Indenture to distributions, notices, reports and statements to the Noteholders shall refer to distributions, notices, reports and statements to the Clearing Agency, as registered holder of the Notes, as the case may be, for distribution to the Note Owners in accordance with the procedures of the Clearing Agency. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

                  (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of the Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from the Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.


                  SECTION 2.11 Notices to Clearing Agency.Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to the Note Owners pursuant to
Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to the Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

                  SECTION 2.12 Definitive Notes.If (a) the Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Servicer is unable to locate a qualified successor, (b) the Servicer at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (c) after the occurrence of an Event of Default or an Event of Servicing Termination, the Note Owners representing beneficial interests aggregating not less than a majority of the Outstanding Amount of the Notes advise the Indenture Trustee and the Clearing Agency through the Clearing Agency Participants in writing, and if the Clearing Agency shall so notify the Indenture Trustee that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all the Note Owners of the occurrence of any such event and of the availability of Definitive Notes to the Note Owners requesting the same. Upon surrender to the Note Registrar of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by re-registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate and (if the Note Registrar is different than the Indenture Trustee, then the Note Registrar shall) deliver the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of the Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as the Noteholders.

                  SECTION 2.13 Authenticating Agent.(a) The Indenture Trustee may appoint one or more authenticating agents (each, an "Authenticating Agent") with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. The Indenture Trustee hereby appoints JPMorgan Chase Bank as Authenticating Agent for the authentication of the Notes upon any registration of transfer or exchange of such Notes. Whenever reference is made in this Indenture to the authentication of the Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent, other than JPMorgan Chase Bank, shall be acceptable to the Issuer.

                  (b) Any institution succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Authenticating Agent.

                  (c) An Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Indenture Trustee or the Issuer, the Indenture Trustee promptly may appoint a successor Authenticating Agent with the consent of the Issuer. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Issuer.

                  (d) The Servicer shall pay the Authenticating Agent from time to time reasonable compensation for its services under this Section 2.13.

                  (e) The provisions of Sections 6.1, 6.2, 6.3, 6.4, 6.7 and 6.9 shall be applicable, mutatis mutandis, to any Authenticating Agent.

                  (f) Pursuant to an appointment made under this Section 2.13, the Notes may have endorsed thereon, in lieu of the Indenture Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

         This is one of the Notes referred to in the within mentioned Indenture.

                                    ---------------------------------------
                                    as Indenture Trustee


                                    By:
                                       ------------------------------------
                                        Authorized Officer

                                                      or



                                    ---------------------------------------
                                    as Authenticating Agent
                                        for the Indenture Trustee,



                                    ---------------------------------------
                                        Authorized Officer



                  SECTION 2.14 Appointment of Paying Agent.(a) The Indenture Trustee may appoint a Paying Agent with respect to the Notes. The Indenture Trustee hereby appoints JPMorgan Chase Bank as the initial Paying Agent. The Paying Agent shall have the revocable power to withdraw funds from the Collection Account and the Note Distribution Account and make distributions to the Noteholders, the Servicer, the Administrator and the Owner Trustee pursuant to Section 5.5 of the Sale and Servicing Agreement. The Indenture Trustee may revoke such power and remove the Paying Agent if the Indenture Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Indenture in any material respect or for other good cause. JPMorgan Chase Bank shall be permitted to resign as Paying Agent upon 30 days' written notice to the Seller and the Indenture Trustee. In the event that JPMorgan Chase Bank shall no longer be the Paying Agent, the Indenture Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company and may be the Indenture Trustee) with the consent of the Seller, which consent shall not be unreasonably withheld. If at any time the Indenture Trustee shall be acting as the Paying Agent, the provisions of Sections 6.1, 6.3 and 6.4 shall apply, mutatis mutandis, to the Indenture Trustee in its role as Paying Agent.

                  The Indenture Trustee will cause each Paying Agent, other than itself and JPMorgan Chase Bank, to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Notes if at any time it ceases to meet the standards required to be met by the Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (b) JPMorgan Chase Bank in its capacity as initial Paying Agent hereunder agrees that it (i) will hold all sums held by it hereunder for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Noteholders and (ii) shall comply with all requirements of the Code regarding the withholding by the Indenture Trustee of payments in respect of United States federal income taxes due from Note Owners.

                  (c) An institution succeeding to the corporate agency business of the Paying Agent shall continue to be the Paying Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Paying Agent.

                                  ARTICLE III

                                    COVENANTS

                  SECTION 3.1 Payment of Principal and Interest.The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.2(c), the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Payment Date deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A-1 Notes, to the holders of the Class A-1 Notes, (ii) for the benefit of the Class A-2 Notes, to the holders of the Class A-2 Notes, (iii) for the benefit of the Class A-3 Notes, to the holders of the Class A-3 Notes and (iv) for the benefit of the Class A-4 Notes, to the holders of the Class A-4 Notes. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                  SECTION 3.2 Maintenance of Office or Agency.The Issuer will maintain in the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange. The Issuer hereby initially appoints the Note Registrar to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                  SECTION 3.3 Money for Payments To Be Held in Trust.As provided in Sections 8.2(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.2(c) shall be made on behalf of the Issuer by the Indenture Trustee or by a Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments on the Notes shall be paid over to the Issuer except as provided in this Section 3.3.

                  On or before each Payment Date, at the direction of the Servicer in accordance with Section 5.5 of the Sale and Servicing Agreement, the Indenture Trustee or the Paying Agent shall deposit in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee or deposit was made by the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

                  The Issuer may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such a payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on its request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to the Holders whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

                  SECTION 3.4 Existence.Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor to the Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

                  SECTION 3.5 Protection of Trust Estate.The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (a) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (b) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (c) enforce the rights of the Indenture Trustee and the Noteholders in any of the Collateral; or

                  (d) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

                  The Issuer hereby authorizes the Indenture Trustee to file any financing statement, continuation statement or other instrument required to be executed or filed by the Issuer pursuant to this Section.

                  SECTION 3.6 Opinions as to Trust Estate.(a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) On or before March 31 of each calendar year, commencing with March 31, 2004, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the perfection of the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Indenture until March 31 in the following calendar year.

                  SECTION 3.7 Performance of Obligations; Servicing of Receivables.(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, any other Basic Documents or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

                  (d) If the Issuer shall have knowledge of the occurrence of an Event of Servicing Termination under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

                  (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that, unless such action is specifically permitted hereunder or under the other Basic Documents, it will not, without the prior written consent of the Indenture Trustee or the Holders of at least a majority of Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Basic Documents, or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate under the circumstances.

                  SECTION 3.8 Negative Covenants.So long as any Notes are Outstanding, the Issuer shall not:

                  (a) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee;

                  (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                  (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor) or (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate.

                  SECTION 3.9 Annual Statement as to Compliance.The Issuer will deliver to the Indenture Trustee on or before March 31 of each year, commencing March 31, 2004, and otherwise in compliance with the requirements of TIA Section 314(a)(4), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (a) a review of the activities of the Issuer during the twelve months then ending and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants in all material respects under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                  SECTION 3.10 The Issuer May Consolidate, Etc. Only on Certain Terms.(a) The Issuer shall not consolidate or merge with or into any other Person, unless

                           (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all the Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                           (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                           (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

                           (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                           (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Section 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  (b) Except as otherwise expressly permitted by this Indenture or the other Basic Documents, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                           (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State thereof, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all the Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                           (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                           (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

                           (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                           (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Section 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  SECTION 3.11 Successor or Transferee.(a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer in accordance with Section 3.10(b), Chase Manhattan Auto Owner Trust 2003-C will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee from the Person acquiring such assets and properties stating that Chase Manhattan Auto Owner Trust 2003-C is to be so released.

                  SECTION 3.12 No Other Business.The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the other Basic Documents, issuing the Notes and the Certificates, making payments thereon, and such other activities that are necessary, suitable or desirable to accomplish the foregoing or are incidental to the purposes as set forth in Section 2.3 of the Trust Agreement.

                  SECTION 3.13 No Borrowing.The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for money borrowed in respect of the Notes or in accordance with the Basic Documents.

                  SECTION 3.14 Servicer's Obligations.The Issuer shall use its best efforts to cause the Servicer to comply with the Sale and Servicing Agreement.

                  SECTION 3.15 Guarantees, Loans, Advances and Other Liabilities.Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  SECTION 3.16 Capital Expenditures.The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) other than the purchase of the Receivables and related property pursuant to the Sale and Servicing Agreement.

                  SECTION 3.17 Restricted Payments.The Issuer shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (b) redeem, purchase, retire, or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; provided that the Issuer may make, or cause to be made, distributions to the Servicer, the Seller, the Owner Trustee, the Administrator, the Indenture Trustee, the Class R Certificateholder and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Basic Documents. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

                  SECTION 3.18 Notice of Events of Default.The Issuer agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default, any Event of Servicing Termination and each default on the part of the Seller of its obligations under the Sale and Servicing Agreement.

                  SECTION 3.19 Further Instruments and Acts.Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  SECTION 4.1 Satisfaction and Discharge of Indenture.This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.2, 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.15, 3.16 and 3.18, (e) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Sections 4.2 and 4.4) and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when,

                  (i) either:

                  (A) all Notes theretofore authenticated and delivered (other than (1) the Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (2) the Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                  (B) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                  (1) have become due and payable,

                  (2) will become due and payable at their respective Note Final Scheduled Payment Dates within one year, or

                  (3) will be subject to prepayment within one year under arrangements satisfactory to the Indenture Trustee,

         and the Issuer, in the case of clauses (1), (2) or (3) of Section 4.1(i)(B), has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal and accrued interest on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on their respective Note Final Scheduled Payment Dates or the Payment Date on which the Notes are to be prepaid in full pursuant to Section 10.1);

                  (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  SECTION 4.2 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.1(i)(B) shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

                  SECTION 4.3 Repayment of Moneys Held by Paying Agent.In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  SECTION 4.4 Duration of the Position of the Indenture Trustee for the Benefit of Certificateholders.Notwithstanding (i) the earlier payment in full of all principal and interest due to the Noteholders under the terms of the Notes of each class, (ii) the cancellation of such Notes pursuant to Section 2.8 and (iii) the discharge of the Indenture Trustee's duties hereunder with respect to such Notes, the Indenture Trustee shall continue to act in the capacity of the Indenture Trustee hereunder for the benefit of the Certificateholders and the Indenture Trustee, for the benefit of the Certificateholders, shall comply with its obligations under Sections 5.1, 5.5, 5.6, 7.5, 8.1 and 8.2 of the Sale and Servicing Agreement, as appropriate, until such time as all distributions in respect of the Certificate Balance and interest due to the Certificateholders have been paid in full.

                                   ARTICLE V

                                    REMEDIES

                  SECTION 5.1 Events of Default."Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest on any Note when the same becomes due and payable on any Payment Date, and such default shall continue for a period of five days;

                  (b) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable;

                  (c) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with) which default materially and adversely affects the rights of the Noteholders, and which default shall continue or not be cured for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 90 days or less and the Servicer on behalf of the Issuer delivers an Officer's Certificate to the Indenture Trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; and

                  (d) an Insolvency Event shall have occurred for the Issuer.

                  The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (c), its status and what action the Issuer is taking or proposes to take with respect thereto.

                  SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

                  At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V, provided, the Holders of the Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences; provided, that, no such rescission shall affect any subsequent default or impair any right consequent thereto.

                  SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by the Indenture Trustee.(a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in the case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of the Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

                  (g) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

                  SECTION 5.4 Remedies; Priorities.(a) If an Event of Default shall have occurred and be continuing and the Notes have been accelerated under
Section 5.2, the Indenture Trustee may do one or more of the following (subject to Section 5.5):

                  (i) institute proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the Relevant UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders and the Certificateholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest and the Certificate Balance plus accrued interest thereon, or (C)(1) there has been an Event of Default described in
Section 5.1(a) or (b), (2) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and (3) the Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clause
(B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out such money or property (and other amounts including amounts held on deposit in the Reserve Account and the Yield Supplement Account) held as Collateral for the benefit of the Noteholders in the following order:

                  FIRST: to the Indenture Trustee for amounts due under Section 6.7; and

                  SECOND: to the Collection Account for distribution pursuant to
         Section 9.1(b) of the Sale and Servicing Agreement.

                  SECTION 5.5 Optional Preservation of the Receivables.If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  SECTION 5.6 Limitation of Suits.No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as the Indenture Trustee hereunder;

                  (c) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings; and

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Holders of the Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of the Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of the Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  SECTION 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest.Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  SECTION 5.8 Restoration of Rights and Remedies.If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as through no such proceeding had been instituted.

                  SECTION 5.9 Rights and Remedies Cumulative.No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.10 Delay or Omission Not a Waiver.No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                  SECTION 5.11 Control by Noteholders.The Holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of the Notes representing not less than 100% of the Outstanding Amount of the Notes;

                  (c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of the Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect;

                  (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; and

                  (e) such direction shall be in writing;

provided, further, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

                  SECTION 5.12 Waiver of Past Defaults.Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of the Notes of not less than a majority of the Outstanding Amount of the Notes may, on behalf of all such Holders, waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. The Issuer shall give prompt written notice of any waiver to the Rating Agencies.

                  SECTION 5.13 Undertaking for Costs.All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as the Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes, or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

                  SECTION 5.14 Waiver of Stay or Extension Laws.The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.15 Action on Notes.The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                  SECTION 5.16 Performance and Enforcement of Certain Obligations.(a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their respective obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their respective obligations under the Sale and Servicing Agreement.

                  (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall, foreclose upon its security interest in the Issuer's rights under the Sale and Servicing Agreement and exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their respective obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

                  SECTION 6.1 Duties of the Indenture Trustee.(a) The Indenture Trustee, both prior to and after the occurrence of an Event of Default, shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture and the Sale and Servicing Agreement. If an Event of Default known to the Indenture Trustee has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Sale and Servicing Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Indenture Trustee shall assume the duties of the Servicer pursuant to Section 8.2 of the Sale and Servicing Agreement, the Indenture Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to automobile receivables that it services for itself.

                  The Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders, or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture or the Sale and Servicing Agreement, shall examine them to determine whether they conform to the requirements of this Indenture or the Sale and Servicing Agreement; provided, however, that the Indenture Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer to the Indenture Trustee pursuant to this Indenture or the Sale and Servicing Agreement.

                  (b) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith or wilful malfeasance; provided, however, that:

                           (i) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default, the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Sale and Servicing Agreement, and no implied covenants or obligations shall be read into this Indenture or the Sale and Servicing Agreement against the Indenture Trustee, and in the absence of bad faith on its part or manifest error, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture or the Sale and Servicing Agreement; and

                           (ii) The Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts nor shall the Indenture Trustee be liable with respect to any action it takes or omits to take in good faith in accordance with this Indenture or in accordance with a direction received by it pursuant to Section 5.11.

                  (c) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (d) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

                  (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer (including its obligations as custodian) under this Indenture except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of the Sale and Servicing Agreement.

                  (f) The Indenture Trustee shall not be charged with knowledge of an Event of Default until such time as a Responsible Officer shall have actual knowledge or have received written notice thereof.

                  (g) Except for actions expressly authorized by this Indenture or, based upon an Opinion of Counsel, in the best interests of the Noteholders, the Indenture Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or to impair the value of any Receivable.

                  (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                  SECTION 6.2 Rights of the Indenture Trustee.(a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes, suffers or omits to take in good faith in reliance on the Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder. The Indenture Trustee shall have no duty to monitor the performance of the Issuer.

                  (d) The Indenture Trustee shall not be personally liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the written advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the written advice or opinion of such counsel. A copy of such written advice or Opinion of Counsel shall be provided to the Seller, the Servicer and the Rating Agencies.

                  (f) Prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document, unless requested in writing to do so by Holders of the Notes evidencing not less than 25% of the Outstanding Amount of the Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense, or liability or payment of such expenses as a condition precedent to so proceeding. The reasonable expense of every such examination shall be paid by the Issuer or by the Servicer at the direction of the Issuer or, if paid by the Indenture Trustee, shall be reimbursed by the Issuer or by the Servicer at the direction of the Issuer upon demand. Nothing in this clause
(f) shall affect the obligation of the Issuer or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors.

                  SECTION 6.3 Individual Rights of the Indenture Trustee.The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Indenture Trustee. Any Paying Agent, the Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections
6.11 and 6.12.

                  SECTION 6.4 The Indenture Trustee's Disclaimer.The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes, and shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

                  SECTION 6.5 Notice of Defaults.If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after such knowledge or notice occurs. Except in the case of a Default in accordance with the provisions of Section 313(c) of the TIA in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Noteholders.

                  SECTION 6.6 Reports by the Indenture Trustee to Holders.Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Indenture, the Indenture Trustee (or the Paying Agent on its behalf) shall deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its United States federal, state and local income or franchise tax returns for such calendar year.

                  SECTION 6.7 Compensation and Indemnity.The Issuer shall cause the Servicer pursuant to the Sale and Servicing Agreement to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Servicer pursuant to the Sale and Servicing Agreement to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall cause the Servicer pursuant to the Sale and Servicing Agreement to indemnify the Indenture Trustee against any and all loss, liability or expense (including the fees of either in-house counsel or outside counsel, but not both) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity.

                  The Servicer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in
Section 5.1(d) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                  SECTION 6.8 Replacement of the Indenture Trustee.(a) The Indenture Trustee may give notice of its intent to resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii) the Indenture Trustee is adjudged bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

                  (b) If the Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

                  (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer and thereupon the resignation or removal of the Indenture Trustee shall become effective, and the successor Indenture Trustee, without any further act, deed or conveyance shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as the Indenture Trustee to the successor Indenture Trustee.

                  (d) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee gives notice of its intent to resign or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (e) If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (f) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 6.8(c) and payment of all fees and expenses owed to the outgoing Indenture Trustee.

                  (g) Notwithstanding the resignation or removal of the Indenture Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee. The Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee.

                  SECTION 6.9 Successor Indenture Trustee by Merger.If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide the Issuer and the Rating Agencies prior written notice of any such transaction.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor Indenture Trustee may authenticate such Notes either in the name of any predecessor Indenture Trustee hereunder or in the name of the successor Indenture Trustee; and in all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Notes or in this Indenture with respect to the certificate of authentication of the Indenture Trustee.

                  SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Issuer may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Issuer, or any part hereof, and, subject to the other provisions of this Section, such power, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. The Administrator will pay all reasonable fees and expenses of any co-trustee or co-trustees or separate trustee or separate trustees. The appointment of any separate trustee or co-trustee shall not absolve the Indenture Trustee of its obligations under this Indenture. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as an Indenture Trustee under Section 6.11, and no notice to the Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee (with a copy given to the Issuer).

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 6.11 Eligibility; Disqualification.The Indenture Trustee shall at all times satisfy the requirements of TIA ss.310(a). The Indenture Trustee shall have a combined capital and surplus of at least $100,000,000 as of the last day of the most recent fiscal quarter for such institution and shall be subject to examination or supervision by federal or state authorities. The long-term unsecured debt of the Indenture Trustee shall at all times be rated not lower than "BBB-" by Standard & Poor's and Fitch (if rated by Fitch) and Baa3 by Moody's or such other ratings as are acceptable to the Rating Agencies. The Indenture Trustee shall comply with TIA ss.310(b), provided that there shall be excluded from the operation of TIA ss.310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in the TIA ss.310(b)(1) are met.

                  SECTION 6.12 Preferential Collection of Claims Against the Issuer.The Indenture Trustee shall comply with TIA ss.311(a), excluding any creditor relationship listed in TIA ss.311(b). A Indenture Trustee who has resigned or been removed shall be subject to TIA ss.311(a) to the extent indicated therein.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

                  SECTION 7.1 The Issuer To Furnish the Indenture Trustee Names and Addresses of the Noteholders.The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date and (b) at such other times as the Indenture Trustee may request in writing, within 14 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished, provided that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                  SECTION 7.2 Preservation of Information; Communications to the Noteholders.(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as the Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

                  (b) The Noteholders may communicate pursuant to TIA ss.312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss.312(c).

                  SECTION 7.3 Reports by the Issuer.(a) The Issuer shall:

                  (i) file with the Indenture Trustee within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss.313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

                  SECTION 7.4 Reports by the Indenture Trustee.If required by TIA ss. 313(a), within 60 days after each March 31, beginning with March 31, 2004, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b). A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange. On each Payment Date, the Indenture Trustee shall include with each payment to each Noteholder a copy of the statement for the related Collection Period provided to the Indenture Trustee pursuant to
Section 5.8 of the Sale and Servicing Agreement.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  SECTION 8.1 Collection of Money.Except as otherwise provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  SECTION 8.2 Trust Accounts. (a) On or prior to the Closing Date, the Issuer shall establish and thereafter maintain the Collection Account, the Yield Supplement Account and the Reserve Account as provided in Sections 5.1, 5.6 and 5.7 of the Sale and Servicing Agreement. On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and thereafter maintain the Note Distribution Account as provided in Section 5.1 of the Sale and Servicing Agreement.

                  (b) Before each Payment Date, the Servicer and the Seller are required to deposit the Total Distribution Amount for such Payment Date in the Collection Account pursuant to Sections 5.2 and 5.4 of the Sale and Servicing Agreement. On each Deposit Date, the Indenture Trustee shall withdraw the Yield Supplement Account Withdrawal Amount for the related Payment Date from the Yield Supplement Account and deposit it in the Collection Account and withdraw the Reserve Account Transfer Amount for the related Payment Date from the Reserve Account and deposit it in the Collection Account in accordance with Section 5.5(b) of the Sale and Servicing Agreement. On or before each Payment Date, the Indenture Trustee or the Paying Agent on behalf of the Indenture Trustee shall transfer the Noteholders' Distributable Amount for such Payment Date from the Collection Account to the Note Distribution Account in accordance with Section 5.5(c) of the Sale and Servicing Agreement.

                  (c) Not later than 12:00 noon, New York City time, on each Payment Date, the Indenture Trustee or the Paying Agent on behalf of the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to the Noteholders to the extent of amounts due and unpaid on the Notes for principal and interest in the following amounts and in the following order of priority:

                  (i) to accrued and unpaid interest on the Notes; provided that if there are not sufficient funds in the Note Distribution Account to pay the entire amount of accrued and unpaid interest then due on the Notes, the amount in the Note Distribution Account shall be applied to the payment of such interest on the Notes pro rata on the basis of the total such interest due on the Notes;

                  (ii) to the Holders of the Class A-1 Notes until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

                  (iii) unless otherwise provided in clause (vi) below, to the Holders of the Class A-2 Notes until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

                  (iv) unless otherwise provided in clause (vi) below, to the Holders of the Class A-3 Notes until the Outstanding Amount of the Class A-3 Notes is reduced to zero;

                  (v) unless otherwise provided in clause (vi) below, to the Holders of the Class A-4 Notes until the Outstanding Amount of the Class A-4 Notes is reduced to zero; and

                  (vi) if the Notes have been declared immediately due and payable as provided in Section 5.2, any amounts remaining in the Note Distribution Account after the applications described in Section 8.2(c)(i) and (c)(ii) shall be applied to the repayment of principal of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes pro rata on the basis of the respective Outstanding Amounts of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, respectively.

                  SECTION 8.3 General Provisions Regarding Trust Accounts.(a) In accordance with Section 5.1, Section 5.6 and Section 5.7 of the Sale and Servicing Agreement, all funds in the Collection Account, the Yield Supplement Account and the Reserve Account shall be invested in Permitted Investments upon written direction of the Servicer or the Class R Certificateholder, as applicable. All income or other gain from investments of moneys deposited in such Trust Accounts shall be paid as provided in the Sale and Servicing Agreement, and any loss resulting from such investments shall be charged to such account.

                  (b) Subject to Section 6.1(b), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Permitted Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                  (c) If (i) the Servicer or the Class R Certificateholder, as applicable, shall have failed to give investment directions for any funds on deposit in the Collection Account, the Yield Supplement Account or the Reserve Account, as the case may be, to the Indenture Trustee by 11:00 a.m. New York City time (or such other time as may be agreed by the Servicer or the Class R Certificateholder, as applicable, and the Indenture Trustee) on any Business Day, or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in such Trust Accounts in one or more Permitted Investments. The Indenture Trustee shall not be liable for losses in respect of such investments in Permitted Investments that comply with the requirements of the Basic Documents except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                  SECTION 8.4 Release of Trust Estate.(a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding, and all sums due the Indenture Trustee pursuant to Section
6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Note Distribution Account. The Indenture Trustee shall release to the Issuer or any other Person entitled thereto any funds then on deposit in the Reserve Account, the Yield Supplement Account or the Collection Account only at such time as (x) there are no Notes Outstanding, (y) all payments in respect of Certificate Balance and interest due to the Certificateholders have been paid in full and
(z) all sums due to the Indenture Trustee pursuant to Section 6.7 have been paid. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

                  SECTION 8.5 Opinion of Counsel.The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee may also require as a condition of such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders; provided, however that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.1 Supplemental Indentures Without Consent of Noteholders.(a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies by the Issuer, when authorized by an Issuer Request, the Issuer and the Indenture Trustee at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                           (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                           (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                           (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                           (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially and adversely affect the interests of the Holders of the Notes;

                           (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; and

                           (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided that such action shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of any Noteholder.

                  SECTION 9.2 Supplemental Indentures with Consent of the Noteholders.The Issuer and the Indenture Trustee, when authorized by the Issuer, also may, with prior notice to the Rating Agencies and with the consent of the Holders of a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4;

                  (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or any of the other Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of the Notes to the benefit of any provisions for the mandatory prepayment of the Notes contained herein; or

                  (vii) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

                  The Indenture Trustee may determine whether any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  It shall not be necessary for any Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Noteholders shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.3 Effect of Supplemental Indenture.Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be an be deemed to be part of the terms and conditions of this Indenture and the Notes affected thereby for any and all purposes.

                  SECTION 9.4 Conformity with Trust Indenture Act.Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall comply in all respects with the TIA.

                  SECTION 9.5 Reference in Notes to Supplemental Indentures.Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so require, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                  SECTION 9.6 Execution of Supplemental Indentures.In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture the Indenture Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

                                   ARTICLE X

                               PREPAYMENT OF NOTES

                  SECTION 10.1 Prepayment.The principal amount of the Class A-4 Notes, plus all accrued and unpaid interest thereon, will be due and payable on any Payment Date upon the exercise by the Servicer of its option to purchase the Receivables pursuant to Section 9.1(a) of the Sale and Servicing Agreement; provided that the Issuer has available funds sufficient to pay the principal amount of the Class A-4 Notes, plus accrued and unpaid interest thereon, on such Payment Date. The Servicer shall furnish notice of such election to the Indenture Trustee and the Note Registrar not later than the 25th day of the month prior to the Payment Date on which it proposes to purchase the Receivables pursuant to Section 9.1(a) of the Sale and Servicing Agreement and the Issuer shall deposit or cause the Servicer to deposit with the Indenture Trustee in the Collection Account on such Payment Date an amount equal to the principal amount of the Class A-4 Notes, plus accrued and unpaid interest thereon, whereupon all such Class A-4 Notes shall become due and payable on such Payment Date.

                  SECTION 10.2 Form of Notice of Prepayment.Notice of prepayment in full under Section 10.1 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Payment Date to each Holder of Class A-4 Notes, as of the close of business on the Record Date preceding the applicable Payment Date, at such Holder's address appearing in the Note Register.

                  All notices of prepayment shall state:

                           (i) the Payment Date on which the Class A-4 Notes will be prepaid;

                           (ii) that the Record Date otherwise applicable to such Payment Date is not applicable and that payments shall be made only upon presentation and surrender of such Class A-4 Notes and the place where such Class A-4 Notes are to be surrendered for payment in full (which shall be the office or agency to be maintained as provided in Section 3.2); and

                           (iii) that interest on the Class A-4 Notes shall cease to accrue on such Payment Date.

                  Notice of prepayment of the Class A-4 Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of prepayment or any defect therein, to any Holder of any Class A-4 Notes shall not impair or affect the validity of the prepayment of any other Class A-4 Note.

                  SECTION 10.3 Notes Payable.The principal amount of the Class A-4 Notes, plus accrued and unpaid interest thereon, shall, following notice of prepayment as required by Section 10.2, on the Payment Date on which the Servicer purchases the Receivables pursuant to Section 9.1(a) of the Sale and Servicing Agreement become due and payable and (unless the Issuer shall default in the payment of the principal of and accrued and unpaid interest on the Class A-4 Notes) no interest shall accrue on the principal of and accrued and unpaid interest on the Class A-4 Notes for any period after such Payment Date.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants or other experts meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                           (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (i), the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                           (iii) Other than with respect to the release of any Repurchased Receivables or Defaulted Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                           (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Repurchased Receivables and Defaulted Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause
         (iii) and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                           (v) Notwithstanding Section 2.9 or any provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of the Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

                  SECTION 11.2 Form of Documents Delivered to the Indenture Trustee.In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person my certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application, certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document (x) as a condition of the granting of such application, or (y) as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in each case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  SECTION 11.3 Actions of Noteholders.(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, when required, to the Issuer or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee, the Issuer and the Servicer, if made in the manner provided in this Section 11.3.

                  (b) The fact and date of the execution by any Noteholder of any such instrument or writing may be proved in any reasonable manner which the Indenture Trustee deems sufficient.

                  (c) The ownership of the Notes shall be proved by the Note Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Noteholder shall bind every Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Indenture Trustee, the Issuer or the Servicer in reliance thereon, regardless of whether notation of such action is made upon such Note.

       (e) The Indenture Trustee may require such additional proof of any matter referred to in this Section 11.3 as it shall deem necessary.

    SECTION 11.4 Notices, etc., to the Indenture Trustee, the Issuer, and Rating Agencies.Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (a) The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt by the Indenture Trustee at its Corporate Trust Office, or

                  (b) The Issuer by the Indenture Trustee or any Noteholder shall be sufficient for every purpose hereunder if personally delivered or mailed certified mail, return receipt to the Issuer addressed to: Chase Manhattan Auto Owner Trust 2003-C, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

                  Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Indenture Trustee shall be in writing, personally delivered or mailed certified mail, return receipt requested to (i) in the case of Moody's, at the following address: Moody's Investors Service, 99 Church Street, New York, New York 10007, (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Service, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department and (iii) in the case of Fitch, at the following address: Fitch, Inc., One State Street Plaza, New York, New York 10004; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 11.5 Notices to Noteholders; Waiver.Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other right or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

                  SECTION 11.6 Alternate Payment and Notice
Provisions.Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Indenture Trustee a copy of each such agreement, and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                  SECTION 11.7 Conflict with Trust Indenture Act.If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall control.

                  The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  SECTION 11.8 Effect of Headings and Table of Contents.The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 11.9 Successors and Assigns.All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

                  SECTION 11.10 Separability.In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not be affected or impaired thereby.

                  SECTION 11.11 Benefits of Indenture.Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and (only to the extent expressly provided herein) the Certificateholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 11.12 Legal Holidays.In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  SECTION 11.13 GOVERNING LAW.THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 11.14 Counterparts.This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.15 Recording of Indenture.If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture or to satisfy any provision of the TIA.

                  SECTION 11.16 Trust Obligation.No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  SECTION 11.17 No Petition.The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

                  SECTION 11.18 Inspection.The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

                  IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.



                              CHASE MANHATTAN AUTO
                                OWNER TRUST 2003-C


                              By:  WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but solely
                                       as Owner Trustee


                                  By: /s/ Janel R. Havrilla
                                    ------------------------
                                       Name:    Janel R. Havrilla
                                       Title:   Financial Services Officer




                              WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION,
                                       not in its individual capacity but solely as Indenture Trustee


                              By:  /s/ Marianna C. Stershic
                                  -------------------------
                                       Name:    Marianna C. Stershic
                                       Title:   Vice President

                                                                       EXHIBIT B


                             FORM OF CLASS A-1 NOTES

REGISTERED                                                         $212,000,000

No. R-A-1                                                 CUSIP NO. 161581DB6**


                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CHASE MANHATTAN AUTO OWNER TRUST 2003-C

                       1.14% CLASS A-1 ASSET BACKED NOTES

                  Chase Manhattan Auto Owner Trust 2003-C, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of TWO HUNDRED TWELVE MILLION DOLLARS ($212,000,000), partially payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $212,000,000 and the denominator of which is $212,000,000 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 3.1 of the Indenture; provided that the entire unpaid principal amount of this Note shall be due and payable on the December 2004 Payment Date. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Sections 2.7, 3.1 and 8.2 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from December 16, 2003. Interest will be computed on the basis of actual days elapsed in a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

--------
** Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.



                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: December 16, 2003



                       CHASE MANHATTAN AUTO OWNER TRUST 2003-C

                       By:  WILMINGTON TRUST COMPANY,
                                not in its individual capacity but solely as
                                Owner Trustee under the Trust Agreement



                            By:
                                -----------------------------------------------
                                  Name:
                                  Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within mentioned Indenture.



Dated:  December 16, 2003

                                  WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION,
                                  not in its individual capacity but solely as Indenture Trustee


                                       By:
                                          -------------------------------------
                                           Authorized Signatory

                                [REVERSE OF NOTE]


                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 1.14% Class A-1 Asset Backed Notes (herein called the "Class A-1 Notes" or the "Notes"), all issued under an Indenture dated as of December 9, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Notes and the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.

                  Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners, the Issuer, the Class R Certificateholder, the Certificateholders and the Certificate Owners that the Notes will be classified as indebtedness of the Issuer for all United States tax purposes. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes as indebtedness of the Issuer for such tax purposes.

                  Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Chase Manhattan Bank USA, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purpose of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee







--------------------------------------------------------------------------------
  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto





--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (1)
       --------------------         --------------------------------------------
                                    Signature Guaranteed:


                                                     ---------------------------

-------------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C


                             FORM OF CLASS A-2 NOTES

REGISTERED                                                         $286,000,000

No. R-A-2                                               CUSIP NO. 161581DC44(1)

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CHASE MANHATTAN AUTO OWNER TRUST 2003-C

                       1.60% CLASS A-2 ASSET BACKED NOTES

                  Chase Manhattan Auto Owner Trust 2003-C, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of TWO HUNDRED EIGHTY-SIX MILLION DOLLARS ($286,000,000), partially payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $286,000,000 and the denominator of which is $286,000,000 by the
(ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-2 Notes pursuant to Section 3.1 of the Indenture; provided that the entire unpaid principal amount of this Note shall be due and payable on the September 2006 Payment Date. No payments of principal of the Class A-2 Notes will be made until the principal of the Class A-1 Notes has been paid in full. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Sections 2.7, 3.1 and 8.2 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from December 16, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

-----------
(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:   December 16, 2003



                         CHASE MANHATTAN AUTO OWNER TRUST 2003-C

                         By:  WILMINGTON TRUST COMPANY,
                                  not in its individual capacity but solely as
                                  Owner Trustee under the Trust Agreement



                              By:
                                  ---------------------------------------------
                                    Name:
                                    Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION



                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.



Dated:   December 16, 2003



                                WELLS FARGO BANK MINNESOTA,
                                  NATIONAL ASSOCIATION,
                                not in its individual capacity but solely as Indenture Trustee



                                By:
                                    --------------------------------------
                                         Authorized Signatory

                                [REVERSE OF NOTE]


                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 1.60% Class A-2 Asset Backed Notes (herein called the "Class A-2 Notes" or the "Notes"), all issued under an Indenture dated as of December 9, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Notes and the Class A-1 Notes, Class A-3 Notes and Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-2 Interest Rate to the extent lawful.

                  Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Indenture Trustee or the Owner Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  It is the intent of the Seller, the Servicer, the Noteholders, the Note Owners, the Issuer, the Class R Certificateholder, the Certificateholders and the Certificate Owners that the Notes will be classified as indebtedness of the Issuer for all United States tax purposes. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes as indebtedness of the Issuer for such tax purposes.

                  Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Chase Manhattan Bank USA, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purpose of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT



Social Security or taxpayer I.D. or other identifying number of assignee



--------------------------------------------------------------------------------
  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                       (1)
      ------------------------------       ----------------------------------
                                                   Signature Guaranteed:



                                           ----------------------------------


------------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT D


                             FORM OF CLASS A-3 NOTES

REGISTERED                                                         $234,000,000

No. R-A-3                                                CUSIP NO. 161581DD26(1)

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CHASE MANHATTAN AUTO OWNER TRUST 2003-C

                       2.26% CLASS A-3 ASSET BACKED NOTES

                  Chase Manhattan Auto Owner Trust 2003-C, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of TWO HUNDRED THIRTY-FOUR MILLION DOLLARS ($234,000,000), partially payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $234,000,000 and the denominator of which is $234,000,000 by the
(ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-3 Notes pursuant to Section 3.1 of the Indenture; provided that the entire unpaid principal amount of this Note shall be due and payable on the November 2007 Payment Date. No payments of principal of the Class A-3 Notes will be made until the principal of the Class A-1 Notes and the Class A-2 Notes have been paid in full. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Sections 2.7, 3.1 and 8.2 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from December 16, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

-----------
(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:   December 16, 2003



                          CHASE MANHATTAN AUTO OWNER TRUST 2003-C

                          By:  WILMINGTON TRUST COMPANY,
                                   not in its individual capacity but solely as
                                   Owner Trustee under the Trust Agreement



                               By:
                                   --------------------------------------------
                                     Name:
                                     Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION



                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.



Dated:   December 16, 2003



                               WELLS FARGO BANK MINNESOTA,
                                 NATIONAL ASSOCIATION,
                               not in its individual capacity but solely as Indenture Trustee



                               By:
                                   --------------------------------------
                                        Authorized Signatory

                                [REVERSE OF NOTE]


                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 2.26% Class A-3 Asset Backed Notes (herein called the "Class A-3 Notes" or the "Notes"), all issued under an Indenture dated as of December 9, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Notes and the Class A-1 Notes, Class A-2 Notes and Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.

                  Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Indenture Trustee or the Owner Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  It is the intent of the Seller, the Noteholders, the Note Owners, the Issuer, the Class R Certificateholder, the Certificateholders and the Certificate Owners that, the Notes will be classified as indebtedness of the Issuer for all United States tax purposes. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes as indebtedness of the Issuer for such tax purposes.

                  Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Chase Manhattan Bank USA, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purpose of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT



Social Security or taxpayer I.D. or other identifying number of assignee





--------------------------------------------------------------------------------
  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                   (1)
       ---------------------------       --------------------------------
                                              Signature Guaranteed:




                                         --------------------------------




---------------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT E


                             FORM OF CLASS A-4 NOTES

REGISTERED                                                         $243,000,000

No. R-A-4                                                CUSIP NO. 161581DE0(1)

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CHASE MANHATTAN AUTO OWNER TRUST 2003-C

                       2.94% CLASS A-4 ASSET BACKED NOTES

                  Chase Manhattan Auto Owner Trust 2003-C, a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of TWO HUNDRED FORTY-THREE MILLION DOLLARS ($243,000,000), partially payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $243,000,000 and the denominator of which is $243,000,000 by the
(ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-4 Notes pursuant to Section 3.1 of the Indenture; provided that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the June 2010 Payment Date and the date on which the Class A-4 Notes are subject to prepayment pursuant to Section 10.1 of the Indenture. No payments of principal of the Class A-4 Notes will be made until the principal of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Sections 2.7, 3.1 and 8.2 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from December 16, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

-----------
(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:   December 16, 2003



                        CHASE MANHATTAN AUTO OWNER TRUST 2003-C

                        By:  WILMINGTON TRUST COMPANY,
                                 not in its individual capacity but solely as
                                 Owner Trustee under the Trust Agreement



                             By:
                                 ---------------------------------------------
                                   Name:
                                   Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION



                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.



Dated:   December 16, 2003



                                  WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION,
                                  not in its individual capacity but solely as Indenture Trustee



                                  By:
                                      --------------------------------------
                                           Authorized Signatory

                                [REVERSE OF NOTE]


                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 2.94% Class A-4 Asset Backed Notes (herein called the "Class A-4 Notes" or the "Notes"), all issued under an Indenture dated as of December 9, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Notes and the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-4 Interest Rate to the extent lawful.

                  Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Indenture Trustee or the Owner Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Indenture Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  It is the intent of the Seller, the Servicer, the Noteholders, the Note Owners, the Issuer, the Class R Certificateholder, the
Certificateholders and the Certificate Owners that, the Notes will be classified as indebtedness of the Issuer for all United States tax purposes. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

                  Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Chase Manhattan Bank USA, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purpose of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT



Social Security or taxpayer I.D. or other identifying number of assignee







--------------------------------------------------------------------------------
  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                      (1)
      -------------------------------        --------------------------------
                                                   Signature Guaranteed:




-----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT F




                            Note Depository Agreement